For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL ANNOUNCES BOARD ELECTION AND

INCREASED DIVIDEND AT ANNUAL MEETING

ABILENE, Texas, April 29, 2025 – First Financial Bankshares, Inc. (NASDAQ: FFIN) – In connection with the 2025 Annual Shareholders’ Meeting, the Board of Directors of First Financial Bankshares, Inc. today declared a $0.19 per share cash dividend for the second quarter, which represents a 5.6 percent increase and will be paid to shareholders of record on June 16, 2025, with payment set for July 1, 2025.

At the Annual Shareholders’ Meeting, shareholders elected thirteen members to the Board of Directors. The elected directors are Vianei Lopez Braun, Attorney, Decker Jones, P.C., Fort Worth; David Copeland, President, SIPCO, Inc., and Shelton Family Foundation, Abilene; Sally Pope Davis, Retired Managing Director of Goldman Sachs, New York: Mike Denny, President of Batjer and Associates, Inc., Abilene; Scott Dueser, Chairman and CEO of First Financial Bankshares, Abilene; Murray Edwards, Principal, The Edwards Group, Clyde; Geoff Haney, Dean of the Walter Johnson School of Business at McMurry University, Abilene; Eli Jones, Ph.D., Professor, Texas A&M University Mays School of Business, Montgomery; Tim Lancaster, former President and CEO of Hendrick Health System, Lubbock; Kade Matthews, ranching and investments, Clarendon; Robert Nickles, Jr., Executive Chairman of Alegacy Group, LLC, Houston; Blake Poutra, Managing Partner and Principal at Big Enrichment, Spring; and Johnny E. Trotter, President and CEO, Livestock Investors, Ltd., Hereford.

April Anthony, CEO of VitalCaring Group and Managing Partner, Anthony Family Investment Partners, LTD, Dallas, who retired from the board of directors after 10 years of service, was recognized for her leadership on the board.

In other business, shareholders ratified the Board's selection of Ernst & Young LLP as the Company's independent auditors and approved the advisory vote on compensation of named executive officers.

"We are pleased to announce this increase in our quarterly cash dividend and appreciate our shareholders for electing the Board of Directors, ratifying the Company's auditors and passing the proposal on executive compensation," said F. Scott Dueser, Chairman and CEO. "We were honored to have so many of our shareholders that attended the annual meeting both in person and via the live webcast,” added Mr. Dueser.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc., is a financial holding company that, through its subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Lumberton, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. First Financial Bankshares, Inc., also operates First Financial Trust & Asset Management Company, with nine locations, and First Technology Services, Inc., a technology operating company.

First Financial Bankshares, Inc., is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, Inc., please visit our website at http://www.ffin.com.

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Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the management of First Financial Bankshares, Inc. (the “Company”), as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company's website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.